UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 28, 2006

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-28839                                             13-1964841
  (Commission File Number)                    (IRS Employer Identification No.)


180 MARCUS BOULEVARD, HAUPPAUGE, NEW YORK                             11788
(Address of Principal Executive Offices)                           (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))




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ITEM 8.01      OTHER EVENTS

     On March 28, 2006, the Company issued a press release announcing the anticipated earnings release date for the three months ended February 28, 2006 and that the Company will file the transition report for the change in year end on Form 10-QT. A copy of the press release is furnished herewith as Exhibit 99.1.

     The information furnished under Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              AUDIOVOX CORPORATION (Registrant)



Date:    March 30, 2006     By: /s/ Charles M. Stoehr
                               ------------------------------------------------
                                    Charles M.  Stoehr
                                    Senior Vice President and
                                    Chief Financial Officer



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                                  EXHIBIT INDEX



   EXHIBIT NO.          DESCRIPTION

       99.1 Press Release, dated March 28, 2006, relating to Audiovox Corporation's anticipated earnings release date for the transition period (three months ended February 28, 2006).







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